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                                                                   Exhibit 10.6c


                            LEASE MODIFICATION NO. 2

         THIS LEASE MODIFICATION NO. 2 ("Modification No. 2") is made this 8th day of June, 1993, by and between J.M.J. PARTNERSHIP ("Landlord") and THE AMERICAN GLASSMITH, INC., f/k/a THE NEW EDGEHILL CO., INC. ("Tenant").


                             BACKGROUND INFORMATION

         A. Landlord and Tenant are parties to a Lease and Corrective Amendment to Lease Agreement dated November 28, 1990 and a Lease Modification No. 1 dated October 19, 1992. The foregoing documents are collectively referred to as the "Lease."

         B. Landlord and Tenant desire to further modify and amend the Lease.


                            STATEMENT OF MODIFICATION

         1. The term of the Lease shall be extended for a period of two (2) years beginning December 1, 1993 and expiring November 30, 1995.

         2. Tenant shall have the right and option to renew the term of this Lease for an additional two (2) year term. Tenant shall exercise such option, if at all, by providing to Landlord not less than three hundred sixty-five (365) days written notice prior to the expiration of the term.

         3. Section 21, Article XIX, shall be deleted--which dealt with the previous agreed upon option--being replaced with the foregoing provision.

         4. Annual rental for the period through November 30, 1993, shall continue at the rate of $156,000, payable in monthly installments of $13,000. Beginning December 1, 1993, annual rental shall be One Hundred Sixty-Two Thousand Dollars ($162,000.00) payable in monthly installments of Thirteen Thousand Five Hundred Dollars ($13,500.00).

         In the event the two (2) year renewal option is exercised, during that period of time, annual rental shall be One Hundred Sixty-Eight Thousand Dollars ($168,000.00) payable in monthly installments of Fourteen Thousand Dollars ($14,000.00).

         5. Except as provided herein, all of the terms, provisions and conditions of the Lease, as amended, shall continue in full force and effect.


SIGNED AND ACKNOWLEDGED                    LANDLORD:
IN THE PRESENCE OF:
                                           J.M.J. PARTNERSHIP

/s/ Laurie H. Fulford
-------------------------------
Laurie H. Fulford
-------------------------------
[PRINT NAME]


/s/ Frank N. Albanece
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Frank N. Albanece                          By:/s/ Jeff Block
-------------------------------               ----------------------------------
[PRINT NAME]                                      Jeff D. Block, Partner


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                                         TENANT:

                                         THE AMERICAN GLASSMITH, INC.


/s/ Charles A. Walken
---------------------------------
Charles A. Walken
---------------------------------
[PRINT NAME]


/s/ Nancy S. Steinrock
---------------------------------
Nancy S. Steinrock                       By:/s/ Timothy Wadhams
---------------------------------           ------------------------------------
[PRINT NAME]
                                         Its:Vice President
                                             -----------------------------------

STATE OF OHIO                       :
                                    : ss:
COUNTY OF FRANKLIN                  :

         The foregoing instrument was acknowledged before me this 8th day of June, 1993, by Jeff D. Block, Partner, on behalf of J.M.J. Partnership.

                                         /s/ Ruth E. Booth
                                         ---------------------------------------
                                         Notary Public


STATE OF MICHIGAN                   :
                                    : ss:
COUNTY OF WAYNE                     :

         The foregoing instrument was acknowledged before me this 4 day of June, 1993, by Timothy Wadhams, the Vice President of The American Glassmith, Inc., on behalf of the corporation.

                                         /s/ Maxine E. Crandall
                                         ---------------------------------------
                                         Notary Public


                              CONSENT OF GUARANTOR

         The undersigned, Guarantor, of the Lease between J.M.J. Partnership (Landlord) and The American Glassmith, Inc. (Tenant) does hereby consent to Lease Modification No. 2 and agrees that the terms, provisions and conditions contained herein are part of the Lease and said Guarantor is otherwise fully bound under the terms of its Guarantee.

                                         MASCO INDUSTRIES, INC.



                                         By:/s/ Timothy Wadhams
                                            ------------------------------------
                                         Its:Vice President
                                             -----------------------------------


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